UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  June 16, 2004
         (Date of Earliest Event Reported:  June 16, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600




Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On June 16, 2004, we announced that we received waivers on our $3 billion revolving credit facility and certain other financings. These waivers provide us with an extension until August 15, 2004 to file our 2003 Form 10-K and first quarter 2004 Form 10-Q and a 29-day grace period to file financial statements. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

               Exhibit
               Number      Description
               -------     -----------
                  99.A     Press Release dated June 16, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:  /s/ Jeffrey I. Beason
                                 ------------------------
                                    Jeffrey I. Beason
                                  Senior Vice President
                                      and Controller
                              (Principal Accounting Officer)

Dated:  June 16, 2004


                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated June 16, 2004.